UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2003

NovaMed Eyecare, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26625	36-4116193
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 North Michigan Avenue, Suite 1620, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 664-4100

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Title

99.1	Press release of NovaMed Eyecare, Inc. dated August 6, 2003

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 12. “Results of Operations & Financial Condition” in accordance with SEC Release No. 33-8216.

On August 6, 2003, NovaMed Eyecare, Inc. issued a press release announcing its results of operations for the period ended June 30, 2003. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaMed Eyecare, Inc.

Dated: August 6, 2003	By:	/s/ Stephen J. Winjum
Stephen J. Winjum President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of NovaMed Eyecare, Inc. dated August 6, 2003.